Exhibit 99.01

Nonqualified Stock Option Agreement
Pursuant to the Pacific Health Care Organization, Inc.
2002 Stock Option Plan

This NONQUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made as of this __th day of August, 2017, by PACIFIC HEALTH CARE ORGANIZATION, INC. a Utah corporation (the “Company”), and ________________________ (“Holder”).

WITNESSETH:

The Company has determined that it is in the best interests of the Company and its shareholders to encourage ownership in the Company by qualified employees, officers and consultants as may be determined, thereby providing additional incentive for them to continue in the employment or to otherwise provide services to the Company or its affiliates. To that end, a nonqualified stock option is granted by the Board of Directors of the Company (the “Board”) to Holder pursuant, and subject to, the Pacific Health Care Organization, Inc. 2002 Stock Option Plan (the “Plan”) on the following terms and conditions:

Section 1. Defined Terms

Unless otherwise defined herein or, unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.

Section 2. Optioned, Option Price and Time of Exercise

Effective as of August 17, 2017, the Company grants to Holder, subject to the terms and provisions set forth hereinafter and in the Plan, the right and option to purchase all or any part of the number of shares set forth in Notice of Stock Option Grant attached hereto as Exhibit A (the “Notice of Stock Option Grant”), of the presently authorized but unissued common stock (“Common Stock”), of the Company at the Exercise Price per Share set forth in the Notice of Stock Option Grant (the option hereby granted being hereinafter referred to as the “Option”).

The Option shall not become exercisable unless and until Holder delivers to the Company a fully executed counterpart hereof. Thereafter, the Option shall be exercisable in accordance with the Vesting Schedule and the Exercise Schedule set forth on Notice of Stock Option Grant, subject to any termination, acceleration or change in such Exercise Schedule set forth in this Agreement apart from the Notice of Stock Option Grant.

Neither the Option nor any other rights granted under this Agreement may be exercised after the Expiration Date set forth in the Notice of Stock Option Grant and, before that time, the Option may be terminated as hereinafter provided. If Holder does not purchase the full number of shares at any one time, he may purchase such remaining shares at any subsequent time until the Expiration Date as set forth in the Notice of Stock Option Grant.

Section 3. Exercise Procedure Withholding

Holder shall exercise the Option, or any portion thereof, by notifying the Company of the number of shares that he desires to purchase by delivering a completed Notice of Stock Option Exercise, a copy of which is attached hereto as Exhibit B, and full payment of the total exercise price of the Option, or any portion thereof, being exercised.  Such total exercise price shall be payable in cash.

The Company will, as soon as is reasonably possible, notify the Holder of the amount of withholding tax, if any, that must be paid under federal, state and local law due to exercise of the Option. The Company shall have no obligation to deliver certificates for the shares purchased until Holder pays to the Company the amount of withholding sufficient to satisfy such obligation.

Section 4. Termination of Employment / Service

If a Holder’s employment (or other service) with the Company terminates for any reason other than Good Reason (as determined by the Board, in its sole discretion) prior to the options vesting, such options shall expire immediately upon such termination.

If a Holder’s employment (or other service) with the Company terminates either (i) for Cause or (ii) voluntarily on the part of the Holder and without Good Reason (as determined by the Board, in its sole discretion), the options which have vested, to the extent not previously exercised, will terminate on the date of such termination of employment (or service). If a Holder’s employment or other service with the Company terminates for reasons other than termination that is either (i) for Cause or (ii) voluntary on the part of the Holder and without Good Reason, options under the Plan that have vested may be exercised not later than three (3) months after such termination, but may be exercised only to the extent the options were vested and exercisable on the date of termination, and in no event after five (5) years from the date of granting thereof.

If a Holder’s employment or other service with the Company terminates (i) by reason of disability or (ii) death prior to vesting, such options shall vest to the beneficiary designated by the Holder on the Designation of Beneficiary, a copy of which is attached hereto as Exhibit C (“Designation of Beneficiary”), as specified in the Notice of Stock Option Grant.  Such options may be exercised by the beneficiary designated in the Designation of Beneficiary as provided in Section 5 of this Agreement.

Except as may be otherwise provided in this Agreement, the Options granted hereunder shall not be affected by any change of employment so long as Holder continues to be employed by the Company, a Parent Corporation, or a Subsidiary.

“Cause” shall mean, as determined by the Board in its sole discretion exercised in a nondiscriminatory manner, (i) the continued failure of the Holder to substantially perform his duties to the Company, a Parent Corporation or a Subsidiary (other than any such failure resulting from disability as defined above), (ii) the engaging by the Holder in willful, reckless or grossly negligent misconduct which is determined by the Board to be materially injurious to the Company or any of its affiliates, monetarily or otherwise, or (iii) the Holder’s pleading guilty to or conviction of a felony.

“Good Reason” shall mean, as determined by the Board in its sole discretion exercised in a nondiscriminatory manner, the occurrence of any of the following events without Holder’s express written consent:

(i)
a substantial and adverse change in the Holder’s duties, control, authority or status or position, or the assignment to the Holder of any duties or responsibilities which are inconsistent with such status or position, or a reduction in the duties and responsibilities previously exercised by the Holder, or a loss of title, loss of office, loss of significant authority, power or control, or any removal of him from or any failure to reappoint or reelect him to such positions, except in connection with the termination of his employment for Cause or disability (as defined above), or as a result of his death;

(ii)	a reduction in the Holder’s base salary or a material reduction in the Holder’s total compensation (i.e., a reduction in such total compensation of twenty (20) percent or more); or

(iii)	any material breach by the Company of any provisions of any agreement with the Holder.

Section 5. Exercise in the Event of Disability, Retirement or Death

5.1 Total and Permanent Disability and Retirement. If a Holder should become permanently and totally disabled while an employee, non-employee director, officer or consultant of the Company or while providing other services to the Company, once the options have vested as provided in Section 4 of this Agreement, they shall become fully exercisable and may be exercised at any time until the Expiration Date set forth in the Notice of Stock Option Grant. If a Holder should retire with the written consent of the Company, vested options shall become fully exercisable as to all shares subject to them and may be exercised at any time within one (1) year of such retirement, but in no event after the Expiration Date set forth in the Notice of Stock Option Grant.

5.2 Death. If a Holder should die while an employee, non-employee director, officer or consultant of the Company or while providing other services to the Company, once the options have vested as provided in Section 4 of this Agreement, they may be exercised at any time until the Expiration Date set forth in Notice of Stock Option Grant. Such vested options may be exercised by the beneficiary designated by the Holder in the Designation of Beneficiary, in accordance with Section 10 hereto, or, if no beneficiary is designated in the Designation of Beneficiary, by the executor or administrator of the Holder’s estate.

Section 6. Non-Assignability and Term of Option

The Option shall not be transferrable or assignable by the Holder, otherwise than by will or the laws of descent and distribution and the Option shall be exercisable, during the Holder’s lifetime, only by him or, during periods of legal disability, by his legal representative. No Option shall be subject to execution, attachment, or similar process.

In no event may the Option be exercisable to any extent by anyone after the Expiration Date specified in the Notice of Stock Option Grant. It is expressly agreed that, anything contained herein to the contrary notwithstanding, this Agreement shall not constitute, or be evidence of, any agreement or understanding, express or implied, that the Company, a Parent corporation or a Subsidiary will employ Holder for any period of time or in any position or for any particular compensation.

Section 7. Rights of Holder in Stock

Neither Holder, nor his successor in interest, shall have any of the rights of a shareholder of the Company with respect to the shares for which the Option is issued until such Option is exercised and shares issued to Holder by the Company.

Section 8. Notices

Any notice to be given hereunder shall be in writing and shall be addressed to the Company, in care of the Chief Financial Officer, at 1201 Dove Street, Suite 300, Newport Beach, California 92660, and any notice to be given to the Holder shall be addressed to the address designated below the signature appearing hereinafter, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given upon three (3) days of sending such notice enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited (with the proper postage and registration or certificate fee prepaid) in the United States mail.

Section 9. Successors or Assigns of the Company

The Option shall be binding upon and shall inure to the benefit of any successor of the Company.

Section 10. Miscellaneous

10.1 Designation of Beneficiary. The Holder shall have the right to appoint any individual or legal entity in writing, on the Designation of Beneficiary, as his beneficiary to receive any Option (to the extent not previously terminated or forfeited) under this Agreement upon the Holder’s death. Such designation under this Agreement may be revoked by the Holder at any time and a new beneficiary may be appointed by the Holder by execution and submission to the Board of a revised Designation of Beneficiary. In order to be effective, a designation of beneficiary must be completed by the Holder on the Designation of Beneficiary and delivered to the Board, or the Board’s designee, prior to the date of the Holder’s death. In the absence of such designation, the Holder’s beneficiary shall be the legal representative of the Holder’s estate.

10.2 Incapacity of Holder or Beneficiary. If any person entitled to a distribution under this Agreement is deemed by the Board to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for such distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Board may provide for such election or distribution or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such distribution shall be a distribution for the account of such person and a complete discharge of any liability of the Board, the Company and the Plan therefore.

10.3 Incorporation of the Plan. The terms and provisions of the Plan are hereby incorporated in this Agreement. Unless otherwise specifically stated herein, such terms and provisions shall control in the event of any inconsistency between the Plan and this Agreement.

10.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF UTAH AND ALL APPLICABLE FEDERAL LAWS IN THE UNITED STATES. THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE CORPORATE SECURITIES LAWS OF THE STATE OF UTAH.

10.5 Gender. Reference to the masculine herein shall be deemed to include the feminine, wherever appropriate.

10.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one instrument.  Each counterpart may be transmitted via facsimile or other similar electronic means, and a facsimile shall be deemed an original for all purposes and have the same force and effect as a manually signed original.

IN WITNESS WHEREOF, this Agreement has been executed by the Company and the Holder as of the date and year first written above.

Holder	Pacific Health Care Organization, Inc.

By:	By:
Title:
Address:

Exhibit A
PACIFIC HEALTH CARE ORGANIZATION, INC.
2002 STOCK OPTION PLAN
NOTICE OF STOCK OPTION GRANT
You have been granted the following option to purchase Common Stock of Pacific Health Care Organization, Inc., a Utah corporation (the “Company”):
Name of Holder Total Number of Stock Options Granted Type of Option:	______________ ______________ ___ Incentive Stock Option X_ Nonstatutory Stock Option
Exercise Price Per Share: Date of Grant: Exercise Schedule:

$ ______

Any vested portion of this Option may be exercised, in whole or in part, for 100% of the vested Shares subject to this Option at any time following six months after the Date of Grant through the Expiration Date.

Vesting Schedule:

This Option shall vest one year from the Date of Grant.  Except as otherwise specifically provided in the Nonqualified Stock Option Agreement, vesting is contingent upon Holder’s continuous employment or other provision of services with the Company from the Date of Grant until the one-year anniversary of the Date of Grant.

Expiration Date:	This Option shall expire five years after the Date of Grant.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Pacific Health Care Organization, Inc. 2002 Stock Option Plan and the Nonqualified Stock Option Agreement to which this Notice of Stock Option Grant is attached as Exhibit A.  The Notice of Stock Option Exercise is attached as Exhibit B to the Nonqualified Stock Option Agreement.
Holder:	Pacific Health Care Organization, Inc.
By: _____________________________	By:________________________________
Print Name: ______________________	Name: Title:
THE OPTION GRANTED PURSUANT TO THIS NOTICE AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Exhibit B

PACIFIC HEALTH CARE ORGANIZATION, INC.

NOTICE OF STOCK OPTION EXERCISE

This notice of stock option exercise needs to be completed and sent to Pacific Health Care Organization, Inc., (the “Company”) at 1201 Dove Street, Suite 300, Newport Beach, California 92660, each time you exercise an option grant.  If you have any questions please review the Pacific Health Care Organization, Inc. 2002 Stock Option Plan (the “Plan”) and the Nonqualified Stock Option Agreement (the “Agreement”) previously delivered to you with the Notice of Stock Option Grant or please contact the Company by mail at the above address or by telephone at (949) 721-8272.

Exercise Information

A. Number of options to be exercised	_____________________

B. Grant Price per option	$_____________________

C. Grant Date	_____________________

D. Total exercise cost (A x B)	$_____________________

The undersigned desires to exercise his/her/its option to acquire the number of shares of Pacific Health Care Organization, Inc. restricted Common Stock (referred to as the “Restricted Securities”) as set forth above as of this ___ day of ___________, 20___.

1. Representations and Warranties of Option Holder

Option Holder (“Holder”) represents and warrants to the Company that:

(a) Purchase for Own Account for Investment.  Holder is exercising the Option and purchasing the Restricted Securities for Holder’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Restricted Securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  Holder has no present intention of selling or otherwise disposing of all or any portion of the Restricted Securities and no one other than the Holder has any beneficial ownership of any of the Restricted Securities.

(b) Access to Information.  Holder has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Holder reasonably considers important in making the decision to purchase the Restricted Securities, and Holder has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(c) Understanding of Risks.  Holder is fully aware of: (i) the highly speculative nature of the investment in the Restricted Securities; (ii) the financial hazards involved; (iii) the lack of liquidity of the Restricted Securities and the  restriction on transferability of the Restricted Securities (e.g., that Holder may not be able to sell or dispose of the Restricted Securities or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Restricted Securities.

(d) Holder’s Qualifications.  Holder has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Holder aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors.  By reason of Holder’s business or financial experience, Holder is capable of evaluating the merits and risks of this investment, has the ability to protect Holder’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

(e) No General Solicitation.  At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Restricted Securities.

(f) Compliance with Securities Laws.  Holder understands and acknowledges that, in reliance upon the representatives and warranties made by Holder herein, the Restricted Securities are not being registered with the Securities and Exchange Commission (“SEC”) under the Securities Act of being registered or qualified under any state securities laws (the “Law”), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the Securities Act and the Law.

(g) Restrictions on Transfer.  Holder understands that he may not transfer any Restricted Securities unless such Restricted Securities are registered under the Securities Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualifications requirements are available.  Holder understands that only the Company may file a registration statement with the SEC or any state, local or foreign securities division and the Company is under no obligation to do so with respect to the Restricted Securities.  Holder has also been advised that exemptions from registration and qualifications may not be available or may not permit Holder to transfer all or any of the Restricted Securities in the amounts or at the times proposed by Holder.

(h) Rule 144.  In addition, Holder has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, may or may  not be available with respect to the Restricted Securities at the time Holder wishes to resale securities, in any event, requires that the Restricted Securities by held for a minimum of six months, and in certain cases one year, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.  Holder understands that Rule 144 may indefinitely restrict transfer of the Restricted Securities so long as Holder remains an “affiliate” of the Company and “current public information” about the Company (as defined in Rule 144) is not publicly available.

2. Legends and Stop-Transfer Orders

Holder understands that certificates or other instruments representing any of the Restricted Securities acquired by Holder will bear legends substantially similar to the following, in addition to any legends required by federal or state laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATIONS OR EXEMPTION THEREFROM.  HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITY LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A MARKET STAND-OFF AGREEMENT SET FORTH IN AN AGREEMENT ENTERED INTO BETWEEN THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SECURITIES.

The undersigned agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable laws and those referred to in the foregoing legends, or elsewhere herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Restricted Securities, or if the Company transfers its own securities, that it may make appropriate notations to the same effect in the Company’s records.

3. Market Standoff Agreement

Holder agrees in connection with any registration of the Company’s securities under the Securities Act that, upon request of the Company or the underwriters managing any registered public offering of the Company’s securities, Holder will not sell or otherwise dispose of any Restricted Securities without the prior written consent of the Company or such managing underwriters, as the case  may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

4. Title

The exact spelling of the name(s) under which title to the Restricted Securities will be taken is:

_____________________________________________

The Undersigned wishes to take title to the Restricted Securities as follows:

[  ] Individual, as separate property

[  ] Husband and wife, as community property

[  ] Joint Tenants

[  ] Tenants in Common

[  ] Alone or with spouse as trustee(s) of the following trust (including date):

[  ] Other (corporation, Partnership, custodian, trust, etc.; please specify)

________________________________________________________

Very truly yours,

_________________________________
Signature

__________________________________
Name (Please Type or Print)

__________________________________
Address

__________________________________
City, State, ZIP Code

___________________________________
Social Security Number
(or Tax ID Number, if an entity)

$_________________________________
  Exercise Cost Included herein

Exhibit C

DESIGNATION OF BENEFICIARY FOR THE
NON-QUALIFIED STOCK OPTION AGREEMENT PURSUANT TO THE
PACIFIC HEALTH CARE ORGANIZATION, INC. 2002 STOCK OPTION PLAN

Name of Holder: _______________________________

Original Date of Agreement: _______________________

If I shall cease to be employed or engaged by the Company, a Parent Corporation or a Subsidiary by reason of my death, or if I shall die after I have terminated my employment or engagement with the Company, a Parent Corporation or a Subsidiary, but, prior to the expiration of the Option (as provided in the Agreement), then all rights to the Option granted under this Agreement that I hereby hold upon my death, to the extent not previously terminated or forfeited, shall be transferred to ___________________________ (insert name of beneficiary) in the manner provided for in the Plan and the Agreement.

_________________________________

_________________________________
Date

Receipt acknowledged on behalf of __________by:

_________________________________

_________________________________
Date